UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Amplitude, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40817	45-3937349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Third Street, Suite 200

San Francisco, California 94103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 231-2353

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	AMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2024, Amplitude, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected each of the Company’s nominees as Class III directors, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (iii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, and (iv) approved the amendment and restatement of the Company’s restated certificate of incorporation to provide for the exculpation of officers. The final results with respect to each proposal are set forth below.

Proposal One – Election of Directors

The Company’s stockholders elected each of the four persons named below as a Class III director to serve until the Company’s 2027 annual meeting of stockholders, and until each such director’s respective successor is elected and qualified. The results of such vote were:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ron Gill	186,113,388	1,087,465	14,238,596
Elisa Steele	170,373,794	16,827,059	14,238,596
Eric Vishria	186,241,617	959,236	14,238,596
James Whitehurst	177,061,495	10,139,358	14,238,596

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
200,851,463	91,360	496,626	—

Proposal Three – Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,447,971	745,058	7,824	14,238,596

Proposal Four – Approval of the Amendment and Restatement of the Company’s Restated Certificate of Incorporation to Provide for the Exculpation of Officers

The Company’s stockholders approved the amendment and restatement of the Company’s restated certificate of incorporation to provide for the exculpation of officers. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,332,345	19,483,052	385,456	14,238,596

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Amplitude, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITUDE, INC.

Date: June 12, 2024	By:	/s/ Spenser Skates
Spenser Skates
Chief Executive Officer